SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report: July 22, 2004
(Date of earliest event reported)

McKESSON CORPORATION

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-13252	94-3207296
(Commission File Number)	(IRS Employer Identification No.)

McKesson Plaza
One Post Street, San Francisco, CA 94104

Address of Principal Executive Offices

Registrant’s telephone number, including area code: (415) 983-8300

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

99.1	Press Release issued by McKesson Corporation (the “Company”), dated July 22, 2004, reporting the Company’s first quarter fiscal year 2005 preliminary results for the period ended June 30, 2004.

Item 12.	Results of Operations and Financial Condition.

     On July 22, 2004, the Company announced via press release the Company’s preliminary results for its first quarter of fiscal year 2005, ended June 30, 2004. A copy of the Company’s press release is attached hereto as Exhibit 99.1. This Form 8-K and the attached exhibit are provided under Item 12 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McKesson Corporation

Date: July 22, 2004	By:	/s/ Jeffrey C. Campbell Jeffrey C. Campbell Executive Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Document

99.1	Press Release issued by McKesson Corporation (the “Company”), dated July 22, 2004, reporting the Company’s first quarter fiscal year 2005 preliminary results for the period ended June 30, 2004.

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